                AmeriCredit Automobile Receivables Trust 1997-A
                     Class A-1 5.5150% Asset Backed Notes
                  Class A-2 Floating Rate Asset Backed Notes
                      Class A-3 6.540% Asset Backed Notes
                       6.740% Asset Backed Certificates
                            Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent, dated as of February 25, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning: 09/01/97
Monthly Period Ending:    09/30/97

I.   MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

     A.   Beginning of period Aggregate Principal Balance                                                       $197,087,652
                                                                                                                ------------
     B.   Purchase of Subsequent Receivables                                                                               0
                                                                                                                ------------
     C.   Monthly Principal Amounts

          (1)   Collections on Receivables outstanding at end of period             5,485,805
                                                                                 ------------
          (2)   Collections on Receivables paid off during period                   1,530,318
                                                                                 ------------
          (3)   Receivables becoming Liquidated Receivables during period           2,323,488
                                                                                 ------------
          (4)   Receivables becoming Purchased Receivables during period
                                                                                 ------------
          (5)   Cram Down Losses occurring during period
                                                                                 ------------
          (6)   Other Receivables adjustments                                         (96,464)
                                                                                 ------------
          (7)   Less amounts allocable to Interest                                 (2,754,761)
                                                                                 ------------
          Total Monthly Principal Amounts                                                                         6,488,386
                                                                                                                ------------
     D.   End of period Aggregate Principal Balance                                                             $190,599,266
                                                                                                                ------------
                                                                                                                ------------
     E.   Pool Factor                                                                                              84.710807%
                                                                                                                ------------
                                                                                                                ------------
II.  MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                                    Class A-1     Class A-2      Class A-3        TOTAL
                                                                    ---------     ---------      ---------        -----
     A.   Beginning of period Note Balance                         $22,301,370    $86,625,000    $70,300,000    $179,226,370
                                                                   ---------------------------------------------------------
     B.   Noteholders' Principal Distributable Amount                6,488,386              0              0       6,488,386
     C.   Noteholders' Accelerated Principal Amount                          0              0              0               0
     D.   Accelerated Payment Amount Shortfall                       1,110,136              0              0       1,110,136
     E.   Note Prepayment Amount                                             0              0              0               0
                                                                   ---------------------------------------------------------

     F.   End of period Note Balance                               $14,702,848    $86,625,000    $70,300,000    $171,627,848
                                                                   ---------------------------------------------------------
                                                                   ---------------------------------------------------------
     G.   Note Pool Factors                                          24.423336%    100.000000%    100.000000%      79.045641%
                                                                   ---------------------------------------------------------
                                                                   ---------------------------------------------------------

                                                              1

III. MONTHLY PERIOD CERTIFICATE BALANCE CALCULATION:

     A.   Beginning of period Certificate Balance                                                               $  7,875,000
                                                                                                                ------------
     B.   Certificateholders' Principal Distributable Amount                                                               0
     C.   Certificateholders' Accelerated Principal Amount                                                                 0
     D.   Certificate Prepayment Amount                                                                                    0
                                                                                                                ------------
     E.   End of period Certificate Balance                                                                     $  7,875,000
                                                                                                                ------------
                                                                                                                ------------
     F.   Certificate Pool Factor                                                                                 100.000000%
                                                                                                                ------------
                                                                                                                ------------

IV.  RECONCILIATION OF PRE-FUNDING ACCOUNT:

     A.   Beginning of period Pre-Funding Account balance                                                       $          0
                                                                                                                ------------
     B.   Purchase of Subsequent Receivables                                                0
                                                                                 ------------
     C.   Investment Earnings                                                               0
                                                                                 ------------
     D.   Investment Earnings Transfer to Collections Account                               0
                                                                                 ------------
     E.   Payment of Mandatory Prepayment Amount                                            0
                                                                                 ------------
                                                                                                                           0
                                                                                                                ------------
     F.   End of period Pre-Funding Account balance                                                             $          0
                                                                                                                ------------
                                                                                                                ------------

V.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

     A.   Total Monthly Principal Amounts                                                                       $  6,488,386
                                                                                                                ------------
     B.   Required Pro-forma Security Balance                                     169,633,347
                                                                                 ------------
     C.   Pro-forma Security Balance (Assuming 100% Paydown of Total Monthly
          Principal Amounts)                                                      180,612,984
                                                                                 ------------
     D.   Step-down Amount (B. - C.)                                                                                       0
                                                                                                                ------------
     E.   Principal Distributable Amount (A.- D.)                                                               $  6,488,386
                                                                                                                ------------
                                                                                                                ------------

VI.  RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

     A.   Beginning of period Capitalized Interest  Account balance                                             $          0
                                                                                                                ------------
     B.   Monthly Capitalized Interest Amount                                               0
                                                                                 ------------
     C.   Investment Earnings                                                               0
                                                                                 ------------
     D.   Investment Earnings Transfer to Collections Account                               0
                                                                                 ------------
     E.   Payment of Overfunded Capitalized Interest Amount                                 0
                                                                                 ------------
     F.   Payment of Remaining Capitalized Interest Account                                 0
                                                                                 ------------
                                                                                                                           0
                                                                                                                ------------
     G.   End of period Capitalized Interest Account balance                                                    $          0
                                                                                                                ------------
                                                                                                                ------------

VII. RECONCILIATION OF COLLECTION ACCOUNT:

     A.   Available Funds:

          (1)   Collections on Receivables during period (net of
                  Liquidation Proceeds)                                          $  7,016,123
                                                                                 ------------
          (2)   Liquidation Proceeds collected during period                          788,191
                                                                                 ------------
          (3)   Purchase Amounts deposited in Collection Account
                                                                                 ------------
          (4)   (a)   Investment Earnings - Collection Account                         23,724
                                                                                 ------------
                (b)   Investment Earnings - Transfer From Prefunding Account                0
                                                                                 ------------
                (c)   Investment Earnings - Transfer From Capitalized
                        Interest Account                                                    0
                                                                                 ------------
          (5)   Collection of Supplemental Servicing Fees                             149,930
                                                                                 ------------
          (6)   Monthly Capitalized Interest Amount                                         0
                                                                                 ------------
          (7)   Mandatory Prepayment Amount
                                                                                 ------------
          Total Available Funds                                                                                    7,977,968
                                                                                                                ------------
     B.   Distributions:

          (1)   Base Servicing Fee and Supplemental Servicing Fees                    514,542
                                                                                 ------------
          (2)   Agent fees                                                              6,427
                                                                                 ------------
          (3)   Noteholders' Interest Distributable Amount
                   (a)        Class A - 1                                             109,326
                                                                                 ------------
                   (b)        Class A - 2                                             443,231
                                                                                 ------------
                   (c)        Class A - 3                                             383,135
                                                                                 ------------

          (4)   Noteholders' Principal Distributable Amount
                   (a)        Class A - 1                                           6,488,386
                                                                                 ------------
                   (b)        Class A - 2                                                   0
                                                                                 ------------
                   (c)        Class A - 3                                                   0
                                                                                 ------------

          (5)   Certificateholders' Interest Distributable Amount                      44,231
                                                                                 ------------
          (6)   Certificateholders' Principal Distributable Amount                          0
                                                                                 ------------
          (7)   Security Insurer Premiums                                              52,355
                                                                                 ------------
          Total distributions                                                                                      8,041,633
                                                                                                                ------------

                                                              2

     C.   Excess Available Funds (or Deficiency Claim Amount)                                                        (63,665)
                                                                                                                ------------
     D.   Noteholders' Accelerated Principal Amount                                                                        0
                                                                                                                ------------
     E.   Certificateholders' Accelerated Principal Amount
                                                                                                                ------------
     F.   Deposit to Spread Account                                                                             $          0
                                                                                                                ------------
                                                                                                                ------------

VIII.  CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

     A.   Excess Available Funds (VI.C.)                                         $          0
                                                                                 ------------
     B.   Pro Forma Security Balance (II.A.-II.B.+III.A.)                         180,612,984
                                                                                 ------------
     C.   Required Pro Forma Security Balance (89% x (I.D.+IV.F.)                 169,633,347
                                                                                 ------------
     D.   Excess of Pro Forma Balance over Required Balance (B. - C.)              10,979,637
                                                                                 ------------
     E.   End of Period Class A-1 Note Balance                                     15,812,984
                                                                                 ------------
     F.   Greater of D. or E.                                                      15,812,984
                                                                                 ------------
     G.   Accelerated Principal Amount (lesser of  A. or F.)                                                    $          0
                                                                                                                ------------
                                                                                                                ------------

IX   CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

     A.   Pro Forma Security Balance                                             $180,612,984
                                                                                 ------------
     B.   Required Pro Forma Security Balance                                    169,633,347
                                                                                 ------------
     C.   Excess of Pro Forma Balance over Required Balance (A. - B.)              10,979,637
                                                                                 ------------
     D.   End of Period Class A-1 Note Balance                                     15,812,984
                                                                                 ------------
     E.   Greater of C. or D.                                                      15,812,984
                                                                                 ------------
     F.   Excess Available Funds (VI.C.)                                                    0
                                                                                 ------------
     G.   Investment Earnings on Collection Account                                    23,724
                                                                                 ------------
     H.   Accelerated Payment Amount Shortfall (E.- F.+G.)                                                      $ 15,836,708
                                                                                                                ------------
                                                                                                                ------------

X.   RECONCILIATION OF SPREAD ACCOUNT:

     A.   Beginning of period Spread Account balance                                                            $ 17,737,889
                                                                                                                ------------
     B.   Additions to Spread Account
          (1)   Deposits from Collections Account (VII. F.)                                 0
                                                                                 ------------
          (2)   Investment Earnings                                                   132,408
                                                                                 ------------
          (3)   Deposits Related to Subsequent Receivables Purchases                        0
                                                                                 ------------
          Total Additions                                                                                            132,408
                                                                                                                ------------
     C.   Spread Account balance prior to withdrawals                                                             17,870,297
                                                                                                                ------------
     D.   Requisite Amount of Spread Account
           (1)   Initial Spread Account Deposit                                   $15,195,170
                                                                                 ------------
           (2)   Subsequent Spread Account Deposits                                 5,054,825
                                                                                 ------------
           (3)   Total Initial & Subsequent Spread Account Deposits (1)+(2)        20,249,995
                                                                                 ------------
           (4)   9% of end of period Aggregate Principal Balance                   17,153,934
                                                                                 ------------
           (5)   $100,000                                                             100,000
                                                                                 ------------
           (6)   2% of Original Pool Balance                                        4,500,000
                                                                                 ------------
           (7)   End of period Note and Certificate Balance
                   (before accel. principal shortfall calc)                       180,612,984
                                                                                 ------------
           (8)   Lesser of (6) or (7)                                               4,500,000
                                                                                 ------------
           (9)   Greater of (5) or (8)                                              4,500,000
                                                                                 ------------
          (10)   Aggregate Principal Balance                                     190,599,266
                                                                                 ------------
          (11)   End of period Note and Certificate Balance
                  (before accel. principal shortfall calc)                        180,612,984
                                                                                 ------------
          (12)   Line (10) less line (11)                                           9,986,282
                                                                                 ------------
          (13)   OC level (12) / (10), Maximum 11%                                       5.24%
                                                                                 ------------
          (14)   14% less OC level, if OC level is greater than 5%                       8.76%
                                                                                 ------------
          (15)   Percent in (13) or (14)) x End of period
                   Aggregate Principal Balance                                     16,696,496
                                                                                 ------------
          (16)   15% of end of period Aggregate Principal
                   Balance if Trigger Date                                                n/a
                                                                                 ------------
          Requisite Amount of Spread Account (either (3),(4),
            (9), (15), or (16) as applicable)                                                                     16,696,496
                                                                                                                ------------
     E.   Withdrawals from Spread Account
          (1)    Priority First - Deficiency Claim Amount                              63,665
                                                                                 ------------
          (2)    Priority Second through Third
                                                                                 ------------
          (3)    Priority Fourth - Accelerated Payment Amount
                   Shortfall                                        15,836,708
                                                                  ------------
                   Accelerated Payment Amount Shortfall in Excess
                     of Requisite Amount                                            1,110,136
                                                                                 ------------
          (4)    Priority Fifth through Sixth
                                                                                 ------------
          (5)    Priority Seventh - to Servicer                                             0
                                                                                 ------------
          Total withdrawals                                                                                        1,173,801
                                                                                                                ------------
     F.   End of period Spread Account balance                                                                  $ 16,696,496
                                                                                                                ------------
                                                                                                                ------------

                                                              3

XI.  PERFORMANCE TESTS:

     A.   Delinquency Ratio
          (1)   Receivables with Scheduled Payment delinquent more than
                  60 days at end of period                                       $  5,759,840
                                                                                 ------------
          (2)   Purchased Receivables with Scheduled Payment delinquent
                  more than 60 days at end of period
                                                                                 ------------
          (3)   Beginning of period Principal Balance                             197,087,652
                                                                                 ------------
          (4)   Delinquency Ratio (1)+(2) divided by (3)                                                                2.92%
                                                                                                                ------------
          (5)   Previous Monthly Period Delinquency Ratio                                                               3.09%
                                                                                                                ------------
          (6)   Second previous Monthly Period Delinquency Ratio                                                        2.53%
                                                                                                                ------------
          (7)   Average Delinquency Ratio (4)+(5)+(6) divided by 3                                                      2.85%
                                                                                                                ------------
          (8)   Compliance (Delinquency Test Failure is a Delinquency Ratio
                  equal to or greater than 5.00%)                                                                        yes
                                                                                                                ------------
     B.   Cumulative Default Rate
          (1)   Defaulted Receivables in Current Period                          $  2,814,114
                                                                                 ------------
          (2)   Cumulative Defaulted Receivables Including Defaulted
                  Receivables in Current Period                                    13,418,035
                                                                                 ------------
          (3)   Original Pool Balance                                             224,999,940
                                                                                 ------------
          (4)   Cumulative Default Rate (2) divided by (3)                                                              5.96%
                                                                                                                ------------
          (5)   Compliance (Default Test Failure is a Cumulative Default
                  Rate equal to or greater than 8.74%.)                                                                  yes
                                                                                                                ------------
     C.   Cumulative Net Loss Rate
          (1)   Receivables becoming Liquidated Receivables during period        $  2,323,488
                                                                                 ------------
          (2)   Purchased Receivables with Scheduled Payment delinquent
                  more than 30 days at end of period
                                                                                 ------------
          (3)   Cram Down Losses occurring during period
                                                                                 ------------
          (4)   Liquidation Proceeds collected during period                         (788,191)
                                                                                 ------------
          (5)   Net Losses during period (1)+(2)+(3)-(4)                            1,535,297
                                                                                 ------------
          (6)   Net Losses since Initial Cut-off Date (Beginning of Period)         3,793,744
                                                                                 ------------
          (7)   50% of Receivables with Scheduled Payment delinquent
                  more than 90 days at end of period                                2,250,740
                                                                                 ------------
          (8)   Original Aggregate Principal Balance plus Pre-Funded Amount
                  as of the Closing Date                                          225,000,000
                                                                                 ------------
          (9)   Cumulative Net Loss Rate (5)+(6)+(7) divided by (8)                                                     3.37%
                                                                                                                ------------
          (10)  Compliance (Net Loss Test Failure is a Net Loss Rate equal
                  to or greater than 5.00%.)                                                                             yes
                                                                                                                ------------
     D.   Extension Rate
          (1)   Principal Balance of Receivables extended during current period     6,247,184
                                                                                 ------------
          (2)   Beginning of Period Aggregate Principal Balance                   197,087,652
                                                                                 ------------
          (3)   Extension Rate (1) divided by (2)                                                                       3.17%
                                                                                                                ------------
          (4)   Previous Monthly Extension Rate                                                                         2.46%
                                                                                                                ------------
          (5)   Second previous Monthly Extension Rate                                                                  1.62%
                                                                                                                ------------
          (6)   Average Extension Rate (3)+(4)+(5) divided by 3                                                         2.42%
                                                                                                                ------------
          (7)   Compliance (Extension Test Failure is an Extension Rate
                  equal to or greater than 4%.)                                                                          yes
                                                                                                                ------------

XII. DELINQUENCY:

     A.   Receivables with Scheduled Payment delinquent
          (1)   31-60 days                                         #    1,515              $ 16,132,558                 8.19%
                                                                   ---------------------------------------------------------
          (2)   61-90 days                                                350                 3,954,979                 2.01%
                                                                   ---------------------------------------------------------
          (3)   over 90 days                                              163                 1,804,861                 0.92%
                                                                   ---------------------------------------------------------
          Receivables with Scheduled Payment delinquent
            more than 30 days at end of period                          2,028               $21,892,398                11.11%
                                                                   ---------------------------------------------------------
                                                                   ---------------------------------------------------------

                                                              4

XIV. MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

     A.   Beginning of period number of Receivables                                                                   17,050
                                                                                                                ------------
     B.   Number of Subsequent Receivables Purchased                                                                       0
                                                                                                                ------------
     C.   Number of Receivables becoming Liquidated Receivables during period                                            227
                                                                                                                ------------
     D.   Number of Receivables becoming Purchased Receivables during period
                                                                                                                ------------
     E.   Number of Receivables paid off during period                                                                   156
                                                                                                                ------------
     F.   End of period number of Receivables                                                                         16,667
                                                                                                                ------------
                                                                                                                ------------

XV.  STATISTICAL DATA:

     A.   Weighted Average APR of the Receivables                                                                      19.70%
                                                                                                                ------------
     B.   Weighted Average Remaining Term of the Receivables                                                           46.65
                                                                                                                ------------
     C.   Average Receivable Balance                                                                            $     11,436
                                                                                                                ------------
     D.   Aggregate Realized Losses                                                                             $  5,329,041
                                                                                                                ------------


AmeriCredit Financial Services, Inc.

By:
               ---------------------------------------
Name:          Daniel E. Berce
               ---------------------------------------
Title:         Vice Chairman & Chief Financial Officer
               ---------------------------------------
Date:          October 3, 1997
               ---------------------------------------



                                                              5